United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Semi-Annual Report June 30, 2012

Monetta Family of Mutual Funds No-Load

Monetta Fund

Monetta Trust:
▪ Young Investor Fund
▪ Mid-Cap Equity Fund
▪ Orion/Monetta Intermediate Bond Fund

1-800-MONETTA		www.monetta.com

TABLE OF CONTENTS

Letter To Shareholders	4

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Monetta Mid-Cap Equity Fund	7
Orion/Monetta Intermediate Bond Fund	8

Disclosure Of Fund Expenses	9

Schedules of Investments
Monetta Fund	10
Monetta Young Investor Fund	12
Monetta Mid-Cap Equity Fund	14
Orion /Monetta Intermediate Bond Fund	16

Financial Statements
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22

Directors/Trustees & Officers	31

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2012, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended June 30, 2012, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Diversification does not assure a profit or protect against a loss in a declining market.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/12.

Dear Fellow Shareholders:	August 21, 2012

Enclosed is your semi-annual report for the 6-month period ending June 30, 2012. The first half of 2012 was mired by excessive volatility due to concerns over the stability of global financial systems and mixed global economic reports.  The year started by posting the best equity returns for a first quarter since 1998, up 12.58% as measured by the S&P 500 Index. However, beginning in April, market momentum turned negative as leading U.S. economic indicators showed signs of faltering growth and the European debt crisis was basically “kicked down the road.” The result was a second quarter decline of 2.75% for the S&P 500 Index resulting in a first half return of 9.48%.

Since year-end, the fixed income markets benefited from investors’ “flight to quality” on renewed fears of a European default. Both the 5- and 10-year Treasury notes traded at record low yields closing at 0.72% and 1.67% yields, respectively at June 30, 2012. These ultra-low yield levels hinge on the evolution of the European debt crisis.

In general, recent economic data in the second quarter suggest we are in a midst of a global slowdown. However, central banks around the world have responded to the slowdown by cutting rates and extending various balance sheet programs to improve liquidity. These actions soothed investors’ concerns and stabilized the overall business environment.

As we enter the second half of the year, key market variables include the extent of global economy softening, U.S. policy uncertainties in an election year, and Europe’s handling of the ongoing debt crisis. Despite these headwinds, we are beginning to see signs of improving U.S. economic trends as reflected in the industrial production, housing statistics, corporate earnings, and employment numbers. We are projecting that Europe will eventually work out of their crises and that China’s rate of growth will improve from internal stimulus efforts later this year. We believe these factors should bode well for stock prices and gradually put upward pressure on fixed income yield levels.

Sectors that we find particularly attractive include consumer discretionary, technology, and cyclical areas such as industrial and material groups. We expect fixed income yield levels to remain low and prefer to focus on short duration (maturity) investments which should be less impacted if interest rates begin to rise.

We expect the stock market to remain in a “basing” range as investors swing between a cyclical bull and bear environment. As we approach the November presidential election in the U.S., greater scrutiny will be placed on the candidates’ plans for promoting future economic growth in the United States.

Following, you will find detailed information that highlights each Fund’s performance, security holdings, and investment strategy for your review. We thank you for being a valued shareholder and providing us with the opportunity to help achieve your investment goals.

Cordially,

Robert S. Bacarella

President, Founder and Portfolio Manager

All investments involve risk, past performance is not a guarantee of future results.

Monetta Fund	Period ended June 30, 2012
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$75.3 billion	$42.93 million
PERFORMANCE:	Average Annual Total Return	$16,885
1 Year	5 Year	10 Year	$16,493
Monetta Fund	-12.83%	-0.61%	5.13%
S&P 500 Index*	5.43%	0.22%	5.33%
Total Annual Operating Expenses - Gross** 1.65%

*Source Lipper
**Source Prospectus dated April 30, 2012. Expense Ratio of 1.65%. For the Fund's current Expense Ratio, please refer to Page 27.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnotes on Pages 2 and 3.
Portfolio Weightings	Top 5 Equity Stock Holdings:
Information Technology	29.6%	% of Net Assets
Consumer Discretionary	17.4%	Bank of America Corp.	4.76%
Financials	10.9%	Apple, Inc.	4.22%
Industrials	10.2%	MasterCard, Inc. - CL A	3.01%
Health Care	10.0%	Amazon.com, Inc.	2.66%
Materials	5.9%	Ford Motor Co.	2.57%
Exchange Traded Funds	4.8%	Total Top 5 Equity Holdings	17.22%
Energy	4.6%
Consumer Staples	2.7%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

The Monetta Fund, for the six-month period ended June 30, 2012, was up 2.85% versus a 9.48% return of the S&P 500 Index. While the Fund’s first quarter of 2012 was strong, the second quarter was weak due to the European debt situation, the U.S. budget deficit problems, and a slowing U.S. economic recovery. The defensive sectors led performance in the second quarter while the economically sensitive sectors such as financial, technology, and industrial, were under pressure. The Fund’s concentration in these more cyclical sectors was the primary reason for the variance to the market return.

Specific holdings that enhanced fund performance since year end included Apple, Inc., Vertex Pharmaceuticals, Amazon.com, Inc., and MasterCard, Inc. representing 4.22%, 0.00%, 2.66%, and 3.01% at June 30, 2012. Security holdings that hindered fund performance included Verifone Holdings, Inc., Moly Corp. Inc., and Morgan Stanley which were sold during the first half.

During the first half the number of portfolio holdings was reduced from 62 to 50 securities. We strategically added to current holdings that demonstrated solid and improving growth expectations. In addition, new security purchases included solid growth companies such as eBay, Inc., Monsanto Company, and Visa, Inc., representing 2.45%, 1.35%, and 1.73% at June 30, 2012.

2nd Half Outlook

Overall, the U.S. economy appears to be on track for continued growth, although at a slower rate than in the first half. Europe, with all the negative headlines, is finally facing its problems and we expect the debt crisis concerns to diminish as the year progresses. Equity valuation indicators suggest stocks are attractively valued relative to historical standards and the high current dividend yield of the S&P 500 Index is attractive relative to the low yield levels available in the fixed income markets.

We are constructive on the equity markets as corporate U.S. earnings and guidance continue to improve. In particular, we favor large-cap growth companies in the consumer discretionary and the technology sectors. We believe the Fund is positioned to benefit from expanded economic activity and look forward to improved relative performance to the S&P 500 Index, our benchmark index.

Monetta Young Investor Fund	Period ended June 30, 2012
Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$69.1 billion	$34.15 million
PERFORMANCE:	Average Annual Total Return
Since Inception	$15,704
1 year	5 year	12/12/2006
Young Investor Fund	5.40%	8.39%	8.50%	$10,923
S&P 500 Index*	5.43%	0.22%	1.52%
Total Annual Operating Expenses - Net** 1.06% Total Annual Operating Expenses - Gross** 1.70%
* Source Lipper

**Source Prospectus dated April 30, 2012. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2013. Net Expense Ratio of 1.06% includes Acquired Fund Fees and Expenses of 0.06%.  For the Fund's current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnotes on Pages 2 and 3.
Portfolio Weightings	Top 5 Equity Stock Holdings:
Exchange Traded Funds	49.1%	% of Net Assets
Consumer Discretionary	18.6%	Walt Disney Co.	2.84%
Information Technology	10.8%	MasterCard, Inc. - CL A	2.52%
Consumer Staples	6.8%	Apple, Inc.	2.22%
Industrials	5.1%	Amazon.com, Inc.	2.01%
Financials	4.1%	eBay, Inc.	1.85%
Health Care	2.2%	Total Top 5 Equity Stock Holdings	11.44%
Energy	0.8%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

The Young Investor Fund posted a solid six-month return, up 8.94% versus the S&P 500 Index return of 9.48% for the period ending June 30, 2012. The Fund’s core-plus investment approach resulted in good risk control while providing performance consistency relative to the S&P 500 Index. The Fund’s concentration in the consumer discretionary and technology sectors kept the Fund competitive with its benchmark, the S&P 500 Index.

Since year-end, top-performing holdings included Apple, Inc., Walt Disney Company, and eBay, Inc., representing 2.22%, 2.84%, and 1.85% of the June 30, 2012 portfolio. Hindering Fund performance and sold during the first half were Morgan Stanley, Green Mountain Coffee Roasters, and Tiffany & Company primarily due to earnings disappointments. New security purchases since year-end included Wal-Mart Stores, Inc., and Coca-Cola, Inc., which we classify as defensive “best of breed” companies representing 1.02%, and 1.37% at June 30, 2012.

Given the uncertainties facing the global economy in the second half of the year we expect the Fund to benefit from its emphasis on “best of breed” companies in the large-cap, growth stocks area, primarily in the consumer discretionary and technology sectors. The Fund’s passive component (approximately 50% of the portfolio) is invested in Exchange Traded Funds (ETFs) that track the S&P 500 Index. This exposure to ETFs provides Fund diversification while minimizing market timing and stock selection risk relative to the market.

We believe the Fund’s emphasis on high quality growth investments that demonstrate high predictability of revenue and earnings stability make the Fund well positioned to take advantage of an improving economic environment. We intend to use market volatility to judiciously add to favored positions.

Monetta Mid-Cap Equity Fund			Period ended June 30, 2012
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$7.1 billion		$3.70 million
PERFORMANCE:	Average Annual Total Return			$22,005
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	-4.18%	0.83%	5.68%	$17,370
S&P 400 Mid-Cap Index*	-2.33%	2.55%	8.21%
Total Annual Operating Expenses - Gross** 2.94%
*Source Lipper
**Source Prospectus dated April 30, 2012. Expense Ratio of 2.94% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnotes on Pages 2 and 3.
Portfolio Weightings			Top 5 Equity Holdings:
Information Technology		30.7%		% of Net Assets
Consumer Discretionary		14.2%	SXC Health Solutions Corp.	4.29%
Health Care		12.5%	SBA Communications Corp.	3.85%
Financials		12.4%	Ross Stores, Inc.	3.71%
Industrials		12.0%	Alliance Data Systems Corp.	3.64%
Consumer Staples		5.3%	Affiliated Managers Group	3.55%
Telecommunication Services		3.8%	Total Top 5 Equity Holdings	19.04%
Energy		3.6%
Materials		2.8%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

We are pleased to report that the Monetta Mid-Cap Equity Fund posted strong performance for the six-month period ended June 30, 2012, as it rose 11.05%. The Fund outperformed its benchmark, the S&P 400 Index, which rose 7.90% for the same period.

During this six-month period, the Fund’s strong performance, relative to the index, was primarily due to investments in the health care and technology sectors. Specifically, in the health care sector, the Fund benefited from holdings in Vertex Pharmaceuticals, Amarin Corporation, and Alexion Pharmaceuticals, representing 1.51%, 3.51%, and 2.68%, respectively, of June 30, 2012 net asset value. In the technology sector, securities such as SXC Health Solutions Corporation and Alliance Data Systems Corp. helped boost the Fund’s performance, representing 4.29% and 3.64%, respectively, of June 30, 2012 net asset value. In addition, we continue to quickly sell underperforming securities, which included Molycorp, Inc., Expeditors Int’l of Washington, Inc., and Janus Capital Group, Inc.

Going forward, we continue to believe that growth opportunities exist in the technology and consumer discretionary sectors. A few of our favorite technology names include Akamai Technologies, Inc., which provides services for accelerating delivery of online content, and Equinix, Inc., a data center services provide (2.74% and 2.85% respectively, as of June 30, 2012). The online travel company, Expedia, Inc. is one of our favorite consumer discretionary names (2.60% as of June 30, 2012).

As we enter the second half of the year, we believe the Fund is positioned to continue its positive relative performance. We continue to monitor the Fund’s security and sector weightings and look for opportunities to invest in mid-cap companies that we believe offer above average growth potential.

Orion/Monetta Intermediate Bond Fund				Period ended June 30, 2012
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	2.75%		4.31 Years	$10.10 million
PERFORMANCE:	Average Annual Total Return			$16,407
	1 Year	5 Year	10 Year	$15,908
Orion/Monetta Intermediate Bond Fund	3.74%	5.85%	4.76%

Barclay’s Capital Intermediate Gov’t/Credit Bond Index*	5.42%	6.01%	5.08%
Total Annual Operating Expenses - Gross** 1.66%
*Source Lipper
** Source Prospectus dated April 30, 2012. Expense Ratio of 1.66% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting  Monetta.com.

The Barclay’s Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody's are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments.  Typically, AAA is the highest rating and D is the lowest. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	1.79%
			1-3 Years	36.86%
			3-6 Years	35.10%
			6-10 Years	26.25%
			Over 10 Years	0.00%
			Total	100.00%
(A) Net of other assets and liabilities.
Commentary

The Intermediate Bond Fund posted a solid return of 3.50% for the six-month period ended June 30, 2012. This Fund return compares favorably to the 2.10% return of its benchmark, the Barclay’s Capital Intermediate Bond Index. The Fund’s positive relative performance was due to its emphasis in high quality corporate bonds and the relatively short duration of the portfolio at June 30, 2012. Approximately 95.20% of the Fund’s net assets were invested in corporate issues of which 71.66% were in investment grade (A+) issues at time of purchase. The Fund’s average duration of 3.72 years remained constant throughout the first half, while averaging a 6.39% coupon rate.

Top performing securities since year-end included Caterpillar Financial, American Express Company and Protective Life Corporation, representing 3.65%, 3.07% and 6.88% respectively of the June 30, 2012 portfolio.

Hindering performance were the holdings in Chesapeake Energy Corporation (CHK) and Genworth Financial, Inc., representing 5.36% and 2.36% respectively of the June 30, 2012 portfolio. CHK was impacted by its large exposure to natural gas (trading at new record lows) and changes in senior management. We believe these issues to be temporary and consider the bond a strong “hold.”

2012 Outlook

Fixed income returns hinge primarily on the evolution of the European debt crisis. Investors’ “flight to quality” during the first half have pushed Treasuries to rock-bottom yield levels. In fact, the five and ten-year Treasury Notes closed at 0.72% and 1.67% yields respectively at June 30, 2012, near all time lows. For yields to stay at these ultra-low levels there will likely need to be a continued deterioration of the situation in Europe. We believe opportunities in the fixed income market are primarily in the corporate bond sectors as the yield spreads in Treasuries have an opportunity to narrow. On the other hand, any uptick in inflation or an improving economic environment would likely have a negative impact on bond prices increasing yield levels. Therefore, we believe the Fund’s emphasis on a short-duration portfolio with high quality corporate bonds is well positioned to benefit from a range of economic and European debt crisis outcomes. In the meantime the Fund is earning a 6.39% average coupon rate.

Disclosure of Fund Expenses	June 30, 2012

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2012 - June 30, 2012.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/12	ENDING ACCOUNT VALUE 6/30/12	EXPENSES PAID DURING PERIOD* 1/1/12-6/30/12	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000	$ 1,028.50	$ 8.00	1.59%
Young Investor Fund	1,000	1,089.40	5.18	1.00%(a)
Mid-Cap Equity Fund	1,000	1,110.50	14.70	2.81%
Orion/Monetta Intermediate Bond Fund	1,000	1,035.00	7.92	1.57%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,016.96	$ 7.95	1.59%
Young Investor Fund	1,000	1,019.89	5.01	1.00%(a)
Mid-Cap Equity Fund	1,000	1,010.89	14.01	2.81%
Orion/Monetta Intermediate Bond Fund	1,000	1,017.06	7.85	1.57%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2013.

Schedule of Investments (Unaudited)			June 30, 2012
Monetta Fund
COMMON STOCKS – 91.3%
NUMBER OF SHARES		VALUE	NUMBER OF SHARES		VALUE
Consumer Discretionary – 17.4%			Insurance – 1.9%
Automobiles & Components – 2.6%			*25,000	American Int’l Group, Inc.	$ 802,250
115,000	Ford Motor Co.	$ 1,102,850

Consumer Durables & Apparel - 1.8%			Health Care – 10.0%
25,000	Lennar Corp. - CL A	772,750	Health Care Equipment & Services – 5.6%
			*10,000	Cerner Corp.	826,600
Consumer Services - 5.6%			14,000	UnitedHealth Group, Inc.	819,000
18,000	Las Vegas Sands Corp.	782,820	12,000	WellPoint, Inc.	765,480
*90,000	MGM Resorts Int'l	1,004,400			2,411,080
12,000	Starbucks Corp.	639,840
		2,427,060	Pharmaceuticals & Biotechnology – 4.4%
			*50,000	Amarin corp. plc – ADR (b)	723,000
Media – 1.6%			*10,000	Celgene Corp.	641,600
*14,000	DIRECTV –CL A	683,480	*15,000	Forest Laboratories, Inc.	524,850
					1,889,450
Retailing – 5.8%
*5,000	Amazon.com, Inc.	1,141,750	Industrials – 10.2%
14,500	Expedia, Inc.	697,015	Capital Goods – 8.7%
*1,000	Priceline.com, Inc.	664,520	7,000	Boeing Co.	520,100
		2,503,285	10,000	Caterpillar, Inc.	849,100
			14,000	Chicago Bridge & Iron Co. N.V.	531,440
Consumer Staples – 2.7%			7,000	Cummins, Inc.	678,370
Food Beverage & Tobacco – 2.7%			8,000	Deere & Co.	646,960
10,000	Dr. Pepper Snapple Group, Inc.	437,500	12,000	Ingersoll-Rand plc	506,160
10,000	PepsiCo, Inc.	706,600			3,732,130
		1,144,100
			Transportation – 1.5%
Energy – 4.6%			7,000	FedEx Corp.	641,270
Energy – 4.6%
6,000	EOG Resources, Inc.	540,660	Information Technology – 29.6%
12,000	National Oilwell Varco, Inc.	773,280	Semiconductors & Semiconductor Equipment – 5.1%
10,000	Schlumberger Ltd.	649,100	20,000	Broadcom corp.	676,000
		1,963,040	30,000	Intel Corp.	799,500
			*26,000	Skyworks Solutions, Inc.	711,620
					2,187,120
Financials – 10.9%
Diversified Financials – 9.0%
250,000	Bank of America Corp.	2,045,000
9,000	Goldman Sachs Group, Inc.	862,740
27,000	JPMorgan Chase & Co.	964,710
		3,872,450

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2012
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE	NUMBER OF SHARES		VALUE
Software & Services - 16.0%			Exchange Traded Funds – 4.8%
*7,000	Baidu, Inc. - ADR (b)	$ 804,860	15,000	SPDR S&P 500 ETF Trust	$ 2,044,050
*25,000	eBay, Inc.	1,050,250
*1,800	Google, Inc.	1,044,126
*4,500	LinkedIn Corp. - CL A	478,215	Total Exchange Traded Funds		2,044,050
3,000	MasterCard, Inc. - CL A	1,290,330	(Cost $2,049,136) (a)
30,000	Microsoft Corp.	917,700
*10,000	Red Hat, Inc.	564,800
6,000	VISA, Inc.	741,780	Mutual Funds – 3.5%
		6,892,061	1,523,140	AIM Liquid Assets Portfolio – Institutional Class	1,523,140

Technology Hardware & Equipment – 8.5%
*19,000	3D Systems Corp.	648,660
*3,100	Apple, Inc.	1,810,400	Total Mutual Funds		1,523,140
30,000	Cisco Systems, Inc.	515,100	(Cost $1,523,140) (a)
12,000	Qualcomm, Inc.	668,160
		3,642,320
			Total Investments – 99.6%		42,769,506
			(Cost $41,005,295) (a)
Materials – 5.9%
Materials – 5.9%			Other Net Assets
15,000	Barrick Gold Corp.	563,550	Less Liabilities – 0.4%		163,113
7,000	Monsanto Co.	579,460
8,000	PPG Industries, Inc.	848,960	Net Assets – 100%		$42,932,619
5,000	Praxair, Inc.	543,650
		2,535,620

Total Common Stocks		39,202,316
(Cost $37,433,019) (a)

(a)  Cost for book and tax purposes is $41,005,295; the aggregate gross unrealized appreciation is $3,824,320 and aggregate gross unrealized depreciation is $2,060,109, resulting in net unrealized appreciation of $1,764,211.

(b)  American Depository Receipt (ADR).

* Non-income producing security.

The accompanying notes are an integral part of these

financial statements.

Schedule of Investments (Unaudited)		June 30, 2012
Monetta Young Investor Fund
COMMON STOCKS – 48.4%
NUMBER OF SHARES	VALUE		NUMBER OF SHARES		VALUE
Consumer Discretionary – 18.6%			Household & Personal Products – 2.0%
Automobiles & Components – 2.2%			4,000	Kimberly-Clark Corp.	$ 335,080
50,000	Ford Motor Co.	$479,500	*6,500	The Estee Lauder Companies, Inc. - CL A	351,780
6,000	Harley-Davidson, Inc.	274,380
		753,880			686,860

Consumer Durables & Apparel – 1.7%
12,000	Lennar Corp. – CL A	370,920	Energy – 0.8%
2,300	Nike, Inc. - CL B	201,894	Energy – 0.8%
		572,814	3,100	Exxon Mobil Corp.	265,267

Consumer Services – 2.5%
6,000	McDonald’s Corp.	531,180
5,000	Yum! Brands, Inc.	322,100	Financials – 4.1%
		853,280	Diversified Financials – 4.1%
			60,000	Bank of America Corp.	490,800
Media - 4.3%			17,000	JPMorgan Chase & Co.	607,410
15,000	Comcast Corp. – CL A	479,550	5,000	T Rowe Price Group, Inc.	314,800
*20,000	Walt Disney Co.	970,000			1,413,010
		1,449,550

Retailing - 7.9%			Health Care -2.2%
*3,000	Amazon.com, Inc.	685,050	Pharmaceuticals & Biotechnology – 2.2%
*7,000	Dollar Tree, Inc.	376,600	*24,000	Amarin Corp. plc – ADR (b)	347,040
7,000	Home Depot, Inc.	370,930	18,000	Pfizer, Inc.	414,000
*3,000	O’Reilly Automotive, Inc.	251,310			761,040
*600	Priceline.com, Inc.	398,712
8,000	TJX Companies, Inc.	343,440	Industrials – 5.1%
3,000	Ulta Salon cosmetics & Fragrance, Inc.	280,140	Capital Goods – 2.4%
			4,000	Cummins, Inc.	387,640
		2,706,182	5,500	Deere & Co.	444,785
					832,425

Consumer Staples – 6.8%			Transportation – 2.7%
Food & Staples Retailing - 1.9%			22,000	CSX Corp.	491,920
5,000	Wal-Mart Stores, Inc.	348,600	4,500	FedEx Corp.	412,245
3,000	Whole Foods Market, Inc.	285,960			904,165
		634,560

Food Beverage & Tobacco – 2.9%
6,000	The Coca-Cola Co.	469,140
7,500	PepsiCo, Inc.	529,950
		999,090

Schedule of Investments (Unaudited)			June 30, 2012
Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE	NUMBER OF SHARES		VALUE
Information Technology – 10.8%			EXCHANGE TRADED FUNDS – 49.1%
Semiconductors & Semiconductor Equipment – 1.2%			5,000	iShares S&P 500 Growth	$ 367,550
15,000	Intel corp.	$ 399,750	31,000	iShares S&P 500 Index	4,239,250
			23,000	iShares S&P 100 Index	1,436,810
Software & Services – 7.4%			31,000	SPDR S&P 500 ETF Trust Series	4,224,370
*15,000	eBay, Inc.	630,150	24,000	Vanguard Growth ETF	1,632,240
*1,000	Google, Inc.	580,070	26,000	Vanguard Large-Cap ETF	1,614,600
2,000	MasterCard, Inc. – CL A	860,220	26,000	Vanguard S&P 500 ETF	1,619,280
15,000	Microsoft Corp.	458,850	29,000	Vanguard Value ETF	1,622,260
		2,529,290
			Total Exchange Traded Funds		16,756,360
Technology Hardware & Equipment – 2.2%			(Cost $15,346,444) (a)
*1,300	Apple, Inc.	759,200

Total Common Stocks		16,520,363
(Cost $14,916,271) (a)			Mutual Funds – 3.2%
			1,101,954	AIM Liquid Assets Portfolio
				- Institutional Class	1,101,954

			Total Mutual Funds		1,101,954
			(Cost $1,101,954) (a)

			Total Investments – 100.7%		34,378,677
			(Cost $31,364,669) (a)

			Other Net Assets
			Less Liabilities – (0.7%)		(227,389)

			Net Assets – 100%		$ 34,151,288

(a)  Cost for book and tax purposes is $31,364,669; the aggregate gross unrealized appreciation is $3,494,001 and aggregate gross unrealized depreciation is $479,994, resulting in net unrealized appreciation of $3,014,007.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2012
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 97.3%
NUMBER OF SHARES	VALUE		NUMBER OF SHARES	VALUE
Consumer Discretionary – 14.2%			Health Care – 12.5%
Consumer Durables & Apparel – 1.4%			Health Care Equipment & Services – 1.8%
1,700	Lennar Corp. – CL A	$ 52,547	*2,000	HMS Holdings Corp.	$ 66,620

Consumer Services – 1.5%			Pharmaceuticals & Biotechnology – 10.7%
*400	Panera Bread Co. – CL A	55,776	*1,000	Alexion Pharmaceuticals	99,300
			*9,000	Amarin Corp. plc – ADA (b)	130,140
Retailing – 11.3%			*2,100	Questor Pharmaceuticals, Inc.	111,804
*2,200	Dollar Tree, Inc.	118,360	*1,000	Vertex Pharmaceuticals	55,920
2,000	Expedia, Inc.	96,140			397,164
2,200	Ross Stores, Inc.	137,434
800	Tractor Supply Co.	66,448	Industrials – 12.0%
		418,382	Capital Goods – 8.2%
			2,000	Ametek, Inc.	99,820
Consumer Staples – 5.3%			*800	Transdigm Group, Inc.	107,440
Food Beverage & Tobacco – 3.5%			*2,800	United Rentals, Inc.	95,312
*1,800	Monster Beverage Corp.	128,160			302,572

Household & Personal Products – 1.8%			Commercial & Professional Services – 1.7%
1,200	Church & Dwight Co., Inc.	66,564	*700	Stericycle, Inc.	64,169

Energy – 3.6%			Transportation – 2.1%
Energy – 3.6%			*7,000	Delta Air Lines, Inc.	76,650
500	Core Laboratories N.V.	57,950
1,600	Oceaneering Int’l, Inc.	76,576	Information Technology – 30.7%
		134,526	Semiconductors & Semiconductor Equipment – 6.1%
			*3,400	Cirrus Logic, Inc.	101,592
Financials – 12.4%			*4,500	Skyworks Solutions, Inc.	123,165
Banks – 6.7%					224,757
50,000	Synovus Financial Corp.	99,000
10,200	SPDR Financial Select	149,124	Software & Services – 22.5%
		248,124	*3,200	Akamai Technologies, Inc.	101,600
			*1,000	Alliance Data Systems Corp.	135,000
Diversified Financials – 3.6%			*2,000	BMC Software, Inc.	85,360
1,200	Affiliated Managers Group, Inc.	131,340	*600	Equinix, Inc.	105,390
			*9,000	Monster Worldwide, Inc.	76,500
Real Estate – 2.1%			*1,500	Red Hat, Inc.	84,720
1,100	Jones Lang LaSalle, Inc.	77,407	*1,600	SXC Health Solutions Corp.	158,736
			*2,000	VeriSign, Inc.	87,140
					834,446

Schedule of Investments (Unaudited)			June 30, 2012
Monetta Mid-Cap Equity Fund (Cont’d)

NUMBER OF SHARES		VALUE		NUMBER OF SHARES	VALUE
Technology Hardware & Equipment – 2.1%			Mutual Funds – 9.2%
*800	F5 networks, Inc.	$ 79,648	340,789	AIM Liquid Assets Portfolio
				- Institutional Class	$ 340,789

Materials – 2.8%
Materials – 2.8%				Total Mutual Funds	340,789
2,500	Ball Corp.	102,625		(Cost $340,789) (a)

Telecommunication Services – 3.8%				Total Investments – 106.5%	3,944,891
Telecommunication Services – 3.8%				(Cost $3,352,116) (a)
*2,500	SBA Communications Corp.	142,625
				Other Net Assets
				Less Liabilities – (6.5%)	(240,585)

Total Common Stocks		3,604,102		Net Assets – 100%	$ 3,704,306
(Cost $3,011,327) (a)

(a)  Cost for book and tax purposes is $3,352,116; the aggregate gross unrealized appreciation is $630,172 and aggregate gross unrealized depreciation is $37,397, resulting in net unrealized appreciation of $592,775.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2012
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 95.2%
PRINCIPAL AMOUNT	MATURITY DATE		VALUE
Basic Materials – 3.0%
Chemicals – 3.0%
250,000	E.I. Du Pont DE Nemour - 5.750%	03/15/19	$ 306,089

Consumer-Cyclical – 1.1%
Retail - 1.1%
100,000	Wal-Mart Stores, Inc. – 4.500%	07/01/15	110,909

Consumer-Non-Cyclical – 28.8%
Agriculture – 3.9%
330,000	Lorillard Tobacco Co. – 6.875%	05/01/20	390,849

Beverages – 5.4%
50,000	Anheuser-Busch Inbev N.V. – 3.625%	04/15/15	53,574
200,000	Diageo Finance BV - 5.300%	10/28/15	225,660
200,000	Pepsico Inc. - 3.100%	01/15/15	210,771
50,000	The Coca-Cola Co. – 1.500%	11/15/15	51,126
			541,131
Commercial Services - 3.5%
300,000	Western Union Co. - 5.930%	10/01/16	348,394

Cosmetics/Personal Care - 1.1%
100,000	The Proctor & Gamble Co. - 4.850%	12/15/15	113,443

Food – 4.3%
200,000	Dean Foods Co. - 7.000%	06/01/16	213,500
200,000	Smithfield Foods, Inc. - 7.750%	07/01/17	222,250
			435,750
Healthcare-Services - 3.5%
300,000	WellPoint, Inc - 5.875%	06/15/17	354,218

Pharmaceuticals – 7.1%
100,000	Abbott Laboratories - 5.600%	11/30/17	121,049
50,000	Johnson & Johnson - 2.150%	05/15/16	52,374
300,000	Merck & Co. - 4.000%	06/30/15	327,535
200,000	Novartis Capital Corp. - 4.125%	02/10/14	211,219
			712,177

Schedule of Investments (Unaudited)		June 30, 2012
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE		VALUE
Energy - 6.4%
Oil&Gas – 6.4%
500,000	Chesapeake Energy Corp. - 9.500%	02/15/15	$ 541,250
100,000	United Refining Co. – 10.500%	02/28/18	103,000
			644,250

Financial - 53.2%
Banks – 4.9%
325,000	Bank of America Corp. – 10.200%	07/15/15	368,137
125,000	Morgan Stanley – 4.750%	04/01/14	126,153
			494,290
Diversified Financial Services – 6.4%
600,000	General Electric Capital Corp. - 5.650%	06/09/14	648,434

Finance-Commercial – 3.7%
282,000	Caterpillar Financial Services Corp.- 7.150%	02/15/19	368,555

Finance-Credit Card – 3.1%
250,000	American Express Co. – 7.000%	03/19/18	309,822

Finance-Investment Banker/Broker – 8.4%
200,000	E*Trade Financial Corp. – 7.875%	12/01/15	204,000
200,000	Jeffries Group, Inc. – 5.125%	04/13/18	196,000
425,000	TD Ameritrade Holding Co. – 4.150%	12/01/14	449,529
			849,529
Investment Management/Adviser Services – 2.6%
250,000	Blackrock, Inc. – 3.500%	12/10/14	265,336

Finance-Other Services – 2.1%
200,000	CME Group, Inc. – 5.750%	02/15/14	215,710

Insurance – 22.0%
200,000	American Intl. Group - 5.600%	10/18/16	217,675
250,000	Genworth Financial, Inc. – 7.200%	02/15/21	238,498
415,000	Hartford Financial Services Group, Inc. - 4.000%	03/30/15	435,521
600,000	Protective Life Corp. - 7.375%	10/15/19	694,498
500,000	Torchmark Corp. - 9.250%	06/15/19	637,674
			2,223,866

Schedule of Investments (Unaudited)		June 30, 2012
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Industrial – 1.8%
Aerospace/Defense – 1.8%
150,000	United Technologies Corp. – 5.375%	12/15/17	$ 179,532

Technology – 0.9%
Software – 0.9%
100,000	First Data Corp. – 11.250%	03/31/16	94,750

Total Corporate Bonds			9,607,034
(Cost $ 9,071,327) (a)

Exchange Traded Funds – 0.8%
2,800	ProShares UltraShort Lehman 7-10 year Treasury		79,100

Total Exchange Traded Funds			79,100
(Cost $ 97,796) (a)

Mutual Funds – 1.6%
165,497	AIM Liquid Assets Portfolio – Institutional Class		165,497

Total Mutual Funds			165,497
(Cost $ 165,497) (a)

Total Investments – 97.6%			9,851,631
(Cost $ 9,334,620) (a)

Other Net Assets Less Liabilities – 2.4%			243,907

Net Assets – 100%			$ 10,095,538

(a)  Cost for book and tax purposes is $9,334,620; the aggregate gross unrealized appreciation is $579,206 and the aggregate gross unrealized depreciation is $62,195, resulting in net unrealized appreciation of $517,011.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (In Thousands, Except Per Share)		June 30, 2012 (Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $41,005; $31,365; $3,352; $9,335)	$42,769	$34,379	$3,945	$9,852
Cash	0	77	0	6
Receivables:
Interest and dividends	23	34	(a)	130
Investments sold	749	23	25	294
Fund shares sold	0	53	0	0
Other assets	20	38	11	11
Total Assets	43,561	34,604	3,981	10,293

Liabilities:
Payables:
Bank Overdraft	35	0	0	0
Investment advisory fees (Note 2)	33	15	2	3
Distribution and service charges payable	0	7	5	2
Investments purchased	479	405	250	158
Fund shares redeemed	0	1	0	13
Accrued expenses	81	25	20	21
Total Liabilities	628	453	277	197
Net Assets	42,933	34,151	3,704	10,096

Analysis of net assets:
Paid in capital (b)	41,314	30,824	3,356	9,566
Accumulated undistributed net investment income (loss)	(165)	101	(62)	(a)
Accumulated undistributed net realized gain (loss)	20	212	(183)	13
Net unrealized appreciation on investments	1,764	3,014	593	517
Net Assets	$42,933	$34,151	$3,704	$10,096

Shares of capital stock	3,051
Shares of beneficial interest issued outstanding		2,375	376	958
Net asset value, offering price and redemption price per share	$14.07	$14.38	$9.85	$10.54

(a) Rounds to less than $1,000.

(b) Monetta Fund - $31 of $.01 par value and $42,902 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (In Thousands)	For The Six Month Period Ended June 30, 2012 (Unaudited)
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$0	$0	$0	$216
Dividend	223	249	7	(a)
Miscellaneous Income	0	0	0	0
Total investment Income	223	249	7	216
Expenses:
Investment advisory fee (Note 2)	219	81	14	17
Distribution expense (Note 6)	0	37	5	12
Accounting expense	15	10	10	10
Admin/Compliance expense	26	15	11	12
Custodial fees and bank cash management fee	7	4	2	2
State registration	12	10	10	10
Transfer and shareholder servicing agent fee	65	29	9	9
Audit/Tax	19	5	6	6
Legal	17	6	2	4
Printing	10	3	1	1
Other	8	4	(a)	2
Total expenses	398	204	70	85
Expenses waived/reimbursed	0	(50)	0	0
Fees paid indirectly (Note 7)	(10)	(6)	(1)	(2)
Expenses net of waived/reimbursed expenses and fees paid indirectly	388	148	69	83
Net investment income (loss)	(165)	101	(62)	133
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments:
Proceeds from sales	41,162	9,625	3,117	1,817
Cost of securities sold	40,062	9,223	3,097	1,804
Net realized gain (loss) on investments	1,100	402	20	13
Gains from class action lawsuits	1	(a)	2	(a)
Total net realized gain (loss) on investments	1,101	402	22	13
Net unrealized appreciation (depreciation) on investments:
Beginning of period	1,343	1,673	189	324
End of period	1,764	3,014	593	517
Net change in net unrealized appreciation (depreciation) on investments during the period	421	1,341	404	193
Net realized and unrealized gain (loss) on investments	1,522	1,743	426	206
Net increase (decrease) in net assets from operations	$1,357	$1,844	$364	$339

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)		For The Six Month Period Ended June 30, 2012 (Unaudited) And Year Ended December 31, 2011
	Monetta Fund		Young Investor Fund		Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund
	2012	2011	2012	2011	2012	2011	2012	2011
From investment activities:

Operations:
Net investment income (loss)	$(165)	$(458)	$101	$102	$(62)	$(144)	$133	$306
Net realized gain (loss) on investments	1,101	1,986	402	(187)	22	525	13	171
Net change in net unrealized appreciation (depreciation) on investments during the period	421	(8,554)	1,341	349	404	(719)	193	(144)
Net increase (decrease) in net assets from operations	1,357	(7,026)	1,844	264	364	(338)	339	333
Distribution from net investment income	0	0	0	(103)	0	0	(133)	(305)
Distribution from short-term capital gains, net	0	0	0	(148)	0	0	0	(76)
Distribution from net realized gains	0	0	0	(36)	0	0	0	(187)

Increase (decrease) in net assets from investment activities	1,357	(7,026)	1,844	(23)	364	(338)	206	(235)

From capital transactions (Note 4):

Proceeds from shares sold	271	808	16,721	16,268	187	658	1,117	2,755
Net asset value of shares issued through dividend reinvestment	0	0	0	279	0	0	42	193
Cost of shares redeemed	(2,368)	(4,926)	(5,440)	(10,408)	(213)	(5,299)	(990)	(3,899)

Increase (decrease) in net assets from capital transactions	(2,097)	(4,118)	11,281	6,139	(26)	(4,641)	169	(951)

Total increase (decrease) in net assets	(740)	(11,144)	13,125	6,116	338	(4,979)	375	(1,186)

Net assets at beginning of period	43,673	54,817	21,026	14,910	3,366	8,345	9,721	10,907

Net assets at end of period	$42,933	$43,673	$34,151	$21,026	$3,704	$3,366	$10,096	$9,721

Accumulated undistributed net investment income	$0	$0	$101	$(a)	$0	$0	$(a)	$(a)

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	June 30, 2012

1.

SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by many investors, including children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid. If there are no reported sales and no reported bid quotations for a security on valuation date, or is not traded on an exchange, the pricing service may obtain bid prices directly from broker dealers.  Other securities traded over-the-counter shall be valued at the most recent bid quotation. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. Debt securities for which market quotations are not readily available are valued using a valuation provided by a principal market maker in the bond selected by the Advisor and with respect to a newly-acquired bond for which the Authorized Pricing Vendors have not yet begun to provide valuations, the bond shall be valued at cost until valuation is provided by one of the Authorized Pricing Vendors. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

Notes To Financial Statements	June 30, 2011

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2011, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2016			$43,532
2017			$50,398
*		$132,708
Total	$0	$132,708	$93,930	$0

*Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely and retain their character. The Young Investor Fund loss will carryforward as short-term.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. At December 31, 2011, the Monetta Fund, the Young Investor Fund, and the Mid Cap Equity Fund had capital losses of $1,444,427, $56,414, and $85,653 respectively which were realized after October 31, 2011 and deferred for tax purposes to January 1, 2012.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2008 - 2011), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund’s first calendar year end subject to the Act is December 31, 2011.

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2011 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $458,030 and $144,256, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	---	---	---	---
Undistributed Short-Term Capital Gain	---	---	---	---
Undistributed Long-Term Capital Gain	$697,400	---	---	$486

Notes To Financial Statements	June 30, 2012
The tax character of distributions paid during the calendar year ended December 31, 2011, were as follows:
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	---	$250,639	---	$381,273
Long-Term Capital Gain	---	$36,039	---	$186,761

(f)

Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following table summarizes the respective Fund's investments at June 30, 2012, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$39,202	$0	$0	$39,202
Exchange Traded Funds	$2,044	$0		$2,044
Money Market Funds	$1,523	$0	$0	$1,523
FUND TOTAL	$42,769	$0	$0	$42,769
Young Investor Fund -
Common Stocks	$16,520	$0	$0	$16,520
Exchange Traded Funds	$16,757	$0	$0	$16,757
Money Market Funds	$1,102	$0	$0	$1,102
FUND TOTAL	$34,379	$0	$0	$34,379
Mid-Cap Equity Fund -
Common Stocks	$3,604	$0	$0	$3,604
Money Market Funds	$341	$0	$0	$341
FUND TOTAL	$3,945	$0	$0	$3,945
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$0	$9,607	$0	$9,607
Exchange Traded Funds	$79			$79
Money Market Funds	$166	$0	$0	$166
FUND TOTAL	$245	$9,607	$0	$9,852

Notes To Financial Statements	June 30, 2012

2.

RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2011, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Orion/Monetta Intermediate Bond Fund	0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

Monetta Financial Services, Inc., as of June 30, 2012, owned 3,722 shares or 0.16% of the Young Investor Fund; 2,208 shares or 10.59% of the Mid-Cap Equity Fund; 2,099 shares or 0.22% of the Orion/Monetta Intermediate Bond Fund and 1,275 shares or 0.04% of the Monetta Fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC (“FSG”), an affiliate of the Adviser as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Effective January 1, 2011, FSG entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to certain FSG’s clients including Monetta Fund and Monetta Trust. For the sub-accounting services that Jackson will provide, FSG (and not Monetta Fund, Monetta Trust or any of their respective funds) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for each fund and (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the funds of Monetta Fund and Monetta Trust, above $200 million, if applicable.

3.

SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4.

CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

Notes To Financial Statements	June 30, 2012

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2011 Beginning Shares	3,455,832	1,130,274	834,832	1,030,747
Shares sold	52,148	1,220,494	63,742	258,146
Shares issued upon dividend reinvestment	0	21,685	0	18,432
Shares redeemed	(316,031)	(779,827)	(519,107)	(365,219)
Net increase (decrease) in shares outstanding	(263,883)	462,352	(455,365)	(88,641)
2012 Beginning Shares	3,191,949	1,592,626	379,467	942,106
Shares sold	18,325	1,163,137	18,551	106,488
Shares issued upon dividend reinvestment	0	0	0	4,013
Shares redeemed	(159,329)	(380,424)	(21,838)	(94,328)
Net increase (decrease) in shares outstanding	(141,004)	782,713	(3,287)	16,173
Ending Shares	3,050,945	2,375,339	376,180	958,279

5.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2012, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$38,035,676	$41,161,612
Monetta Young Investor Fund	20,967,292	9,625,024
Monetta Mid-Cap Equity Fund	3,045,055	3,117,970
Orion/Monetta Intermediate Bond Fund	2,044,248	1,941,734

6.

DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.

FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the period ended June 30, 2012, fees paid/accrued indirectly were as follows:  Monetta Fund, $10,280; Young Investor Fund, $6,474; Mid-Cap Equity Fund, $821 and Orion/Monetta Intermediate Bond Fund, $2,132.

8.

SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes To Financial Statements	June 30, 2012

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/12 (Unaudited)	2011	2010	2009	2008	2007

Net asset value at beginning of period	$13.682	$15.862	$12.850	$8.635	$16.469	$12.891
Net investment loss	(0.052)	(0.138)	(0.135)	(0.111)	(0.078)	(0.025)
Net realized and unrealized gain (loss) on investments	0.442	(2.042)	3.147	4.326	(7.756)	3.603
Total from investment operations	0.390	(2.180)	3.012	4.215	(7.834)	3.578
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$14.072	$13.682	$15.862	$12.850	$8.635	$16.469
Total return	2.85%	(13.75%)	23.42%	48.73%	(47.54%)	27.77%
Ratios to average net assets:
Expenses - Net	1.67%	1.59%	1.66%	1.87%	1.66%	1.61%
Expenses - Gross (a)	1.72%	1.65%	1.78%	1.88%	1.67%	1.62%
Net investment income loss	(0.35%)	(0.90%)	(0.98%)	(1.06%)	(0.60%)	(0.17%)
Portfolio turnover	87.4%	123.1%	172.0%	182.3%	157.6%	184.3%
Net assets ($ in thousands)	$42,933	$43,673	$54,817	$46,923	$33,326	$67,709

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2012

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	Six Months Ended 6/30/12 (Unaudited)	2011	2010	2009	2008	2007

Net asset value at beginning of period	$13.202	$13.192	$10.891	$7.542	$10.402	$9.940
Net investment income	0.099	0.065	0.082	0.059	0.083	0.074
Net realized and unrealized gain (loss) on investments	0.544	0.129	2.488	3.686	(2.869)	0.442
Total from investment operations	0.643	0.194	2.570	3.745	(2.786)	0.516
Less:
Distributions from net investment income	0.000	(0.065)	(0.044)	(0.043)	(0.074)	(0.054)
Distributions from short-term capital gains, net	0.000	(0.096)	(0.199)	(0.353)	0.000	0.000
Distributions from net realized gains	0.000	(0.023)	(0.026)	0.000	0.000	0.000
Total distributions	0.000	(0.184)	(0.269)	(0.396)	(0.074)	(0.054)
Net asset value at end of period	$13.845	$13.202	$13.192	$10.891	$7.542	$10.402
Total return	8.94%	1.51%	23.68%	49.80%	(26.78%)	5.16%
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	1.00%	0.98%	0.99%	1.00%
Expenses - Gross (a)	1.39%	1.64%	2.11%	8.71%	10.06%	16.58%
Net investment income	0.34%	0.56%	0.69%	0.65%	0.92%	0.71%
Portfolio turnover	34.3%	65.1%	75.8%	118.1%	130.2%	24.1%
Net assets ($ in thousands)	$34,151	$21,026	$14,910	$1,351	$589	$618

(a) Gross expense ratio reflects fees waived/reimbursed, as well as fees paid indirectly. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 1.34% for the six-month period ended June 30, 2012 and was 1.57%, 1.92%, 8.56%, 9.69% and 16.18% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		June 30, 2012
Mid-Cap Equity Fund	Six Months Ended 6/30/12 (Unaudited)	2011	2010	2009	2008	2007

Net asset value at beginning of period	$8.871	$9.996	$7.532	$4.957	$9.410	$8.356
Net investment loss	(0.164)	(0.466)	(0.208)	(0.186)	(0.110)	(0.124)
Net realized and unrealized gain (loss) on investments	1.140	(0.659)	2.672	2.761	(4.343)	1.178
Total from investment operations	0.976	(1.125)	2.464	2.575	(4.453)	1.054
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$9.847	$8.871	$9.996	$7.532	$4.957	$9.410
Total return	11.05%	(11.30%)	32.80%	51.81%	(47.29%)	12.56%
Ratios to average net assets:
Expenses - Net	3.76%	2.81%	2.74%	3.82%	2.72%	2.14%
Expenses - Gross (a)	3.81%	2.93%	2.96%	3.89%	2.81%	2.19%
Net investment loss	(1.67%)	(2.54%)	(2.39%)	(3.10%)	(1.49%)	(1.35%)
Portfolio turnover	86.9%	248.8%	305.4%	200.1%	191.1%	135.1%
Net assets ($ in thousands)	$3,704	$3,366	$8,345	$3,446	$2,298	$5,904

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements			June 30, 2012
Orion/Monetta Intermediate Bond Fund
	Six Months Ended 6/30/12 (Unaudited)	2011	2010	2009	2008	2007

Net asset value at beginning of period	$10.320	$10.582	$10.329	$9.512	$10.104	$9.911
Net investment income	0.140	0.317	0.353	0.378	0.398	0.388
Net realized and unrealized gain (loss) on investments	0.215	0.019	0.311	0.912	(0.588)	0.200
Total from investment operations	0.355	0.336	0.664	1.290	(0.190)	0.588
Less:
Distributions from net investment income	(0.140)	(0.317)	(0.353)	(0.346)	(0.402)	(0.395)
Distributions from short-term capital gains, net	0.000	(0.081)	0.000	(0.025)	0.000	0.000
Distributions from net realized gains	0.000	(0.200)	(0.058)	(0.102)	0.000	0.000
Total distributions	(0.140)	(0.598)	(0.411)	(0.473)	(0.402)	(0.395)
Net asset value at end of period	$10.535	$10.320	$10.582	$10.329	$9.512	$10.104
Total return	3.50%	3.25%	6.44%	13.78%	(1.89%)	6.02%
Ratios to average net assets:
Expenses - Net	1.67%	1.57%	1.40%	2.06%	1.72%	1.66%
Expenses - Gross (a)	1.72%	1.65%	1.57%	2.13%	1.79%	1.71%
Net investment income	1.34%	2.97%	3.32%	3.74%	4.04%	3.89%
Portfolio turnover	20.2%	52.8%	71.1%	69.8%	79.4%	68.0%
Net assets ($ in thousands)	$10,096	$9,721	$10,907	$10,930	$3,722	$5,504

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Directors/Trustees
Name (Year of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations	Remuneration Paid Jan. to Jun. 2012
Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP/Director of Business & Professional Banking, Webster Bank, since Dec. 2010; Sr. VP SBA & Alternative Lending Feb. 2008 to Dec. 2010, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Marlene Z. Hodges (1948) Director and Trustee since 2001

VP of Finance and Administration for Orchard Village, Skokie, since May 2012. CFO, Asian Human Services, from Feb. 2007 to April 2011; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant since June 2008; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; SR. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

		Ambassador Funds Trustee since 2010	Monetta Fund - $1,500 Monetta Trust - $1,500
Brian T. Jeffries (1965) Director and Trustee since 2010	Founder and President of Ambassador Capital Management, LLC since 1998.	Ambassador Funds Trustee since 2010
Inside (“interested”) Directors/Trustees (1)
Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993	Chairman, Chief Executive Officer and President of the Adviser since April 1997, Chairman and Chief Executive Officer from 1996 to 1997, President from 1984 to 1996 and Director since 1984.	Ambassador Funds Trustee since 2010
Officers Who Are Not Directors/Trustees:
Robert J. Bacarella* (1977) Vice President since 2009 Treasurer since 2010

For the Adviser, Vice President, Treasurer, Chief Financial Officer and Director since 2010; Co-Portfolio Manager of the Equity Funds since 2009; Security Analyst from 2008 to 2009. Audit Manager at MidAmerica Bank from 2005 to 2008.

None
Maria Cesario De Nicolo (1949) Chief Compliance Officer since 2004; Chief Financial Officer since 2010; Secretary of Fund since 1998; Secretary of Trust since 1993

For the Adviser: Chief Compliance Officer and Asst. Treasurer since Oct. 2004; Director since 1995; Secretary since 1996.  Ambassador Capital Management, LLC: Chief Compliance Officer from 2004 to 2010. President of Fund Services Group, LLC since 2003.

None
Christina M. Curtis (1962) Assistant Secretary since 1996 Assistant Treasurer since 2010	For the Adviser: Chief Financial Officer and Treasurer from 2004 to 2010; Assistant Secretary since 1996; Treasurer of Fund Services Group, LLC since July 2003.	None

(1) Directors and Trustees who are Employers of the Adviser receive no compensation from the Fund or the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

Except for Mr. Jeffries, all of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

Not applicable for the semi-annual filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this Registrant because it is not a “listed Issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this form N-CSR.

(b) Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

         INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

         AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this item.

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Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

  (a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not applicable to this filing.

  (a)(2)  EX-99.CERT –Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

  (a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent of given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  (b)  EX-99.906CERT –Certification by the registrant’s chief executive officer and Chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is filed and attached hereto as EX-99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Maria De Nicolo, Principal Financial Officer

DATE        August 31, 2012

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